SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

23.  SUBSEQUENT EVENTS

(a)
Effective January 3, 2013, the Company completed its conversion to a REIT. The conversion was implemented pursuant to a court approved plan of arrangement whereby all of the Common Shares of Granite were exchanged, on a one-for-one basis, for stapled units, each of which consisted of one unit of Granite Real Estate Investment Trust and one common share of Granite REIT Inc. (together "Granite REIT"). A wholly owned subsidiary of Granite REIT will continue to carry on, directly and indirectly, the business previously conducted by the Company. Subsequent to the REIT conversion, distributions of $0.175 per stapled unit were declared on January 15 and February 14, 2013. The distribution declared in January 2013 in the amount of $8.2 million was paid on February 15, 2013 and the distribution declared in February 2013 of $8.2 million will be paid on March 15, 2013. In addition, the Company amended the equity-based compensation plans disclosed in note 13 to reflect the REIT structure. The option holders of the Granite Plan exchanged their existing options to acquire Common Shares for options to acquire stapled units on a one-for-one basis. The Share Plan was amended so that a right to acquire stapled units or receive a payment based on the fair value of the stapled units will be substituted for the holder's right to acquire Common Shares or a payment based on the value of such shares. The DSP was amended to provide that each DSU outstanding will entitle the holder thereof to receive a payment based on the fair value of a new class of preferred shares of Granite that are designed to be equal in value to a stapled unit and a new deferred share unit plan was created by Granite REIT Inc. whereby non-executive board members will be entitled to receive a portion of their annual retainer as deferred share units which will entitle them to receive a payment based on the fair value of a preferred share of the Company that will be equal in value to a stapled unit.

(b)
On February 13, 2013, Granite REIT acquired a 90% interest in two income-producing multi purpose industrial properties located in the United States for approximately U.S. $35.8 million, excluding acquisition costs. The acquisition was funded through a combination of U.S. $14.3 million which was substantially sourced from the Granite Credit Facility and first mortgage debt of U.S. $21.5 million, representing Granite REIT's proportionate share of the total first mortgage debt on the two properties.

(c)
On February 28, 2013, the Company and the Stronach Shareholder entered into a settlement agreement with PA Meadows, LLC relating to The Meadows Holdback Agreement (note 22(e)). The Stronach Shareholder will receive proceeds of U.S.$ 10 million consisting of U.S.$3 million in cash and a promissory note of U.S.$7 million which will be shared equally with the Company. The promissory note is non-interest bearing and is to be paid in equal U.S.$1 million installments commencing March 31, 2013 to September 30, 2013.